UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2026

Quantum Leap Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43262	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Willow Workplace Menlo Park

80 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 444-4105

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	QLEPU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	QLEP	New York Stock Exchange
Warrants, each exercisable for one Class A ordinary share, and the conversion of any working capital loans into equity, if elected by the Sponsor	QLEPWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 4, 2026, Quantum Leap Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”), with each Unit consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one redeemable warrant (each, a “Warrant”).

The Company previously expected that the Class A Ordinary Shares and Warrants comprising the Units would begin separate trading on or about June 22, 2026. The Company announced that, commencing on or about June 23, 2026, the Class A Ordinary Shares and Warrants comprising the Units will begin trading separately on the New York Stock Exchange (the “NYSE”) under the symbols “QLEP” and “QLEP WS,” respectively. The Units will continue to be quoted on the NYSE under the symbol “QLEPU” until the separation, after which the Units will no longer trade. At the time the Class A Ordinary Shares and Warrants begin separate trading, holders of Units will hold the separate securities and will no longer hold Units, without any action needing to be taken by the holders. No fractional warrants will be issued upon separation of the Units, and only whole warrants will trade.

On June 18, 2026, the Company issued a press release announcing the separate trading of the Class A Ordinary Shares and Warrants, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated June 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM LEAP ACQUISITION CORP

	By:	/s/ Kervin Pillay
		Name:	Kervin Pillay
		Title:	Chief Executive Officer
Dated: June 18, 2026

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